As filed with the Securities and Exchange Commission on March 8, 2003

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-05128

                          THE SWISS HELVETIA FUND, INC.
                     1270 Avenue of the Americas, Suite 400
                            New York, New York 10020
                                 1-888-SWISS-00

                        Rodolphe E. Hottinger, President
                                Hottinger et Cie
                               3 Place des Bergues
                                    C.P. 395
                                 CH-1201 Geneva
                                   Switzerland

                   Date of fiscal year end: DECEMBER 31, 2003

      Date of reporting period: JANUARY 31, 2003 THROUGH DECEMBER 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.



                 T H E  S W I S S  H E L V E T I A  F U N D,  I N C.
--------------------------------------------------------------------------------

Directors and Officers

Paul Hottinguer                 Samuel B. Witt III, Esq.**
CHAIRMAN                        DIRECTOR

Eric R. Gabus +                 Rodolphe E. Hottinger
VICE CHAIRMAN (NON OFFICER)     PRESIDENT
                                CHIEF EXECUTIVE OFFICER
Paul R. Brenner, Esq.
DIRECTOR                        Rudolf S. Millisits
                                SENIOR VICE PRESIDENT
Alexandre de Takacsy            TREASURER
DIRECTOR
                                Philippe R. Comby
Claude Frey                     VICE PRESIDENT
DIRECTOR
                                Edward J. Veilleux
Baron Hottinger                 VICE PRESIDENT
DIRECTOR                        SECRETARY

Claude Mosseri-Marlio           Leslie K. Klenk
DIRECTOR                        ASSISTANT SECRETARY

Didier Pineau-Valencienne*      Frederick Skillin
DIRECTOR                        ASSISTANT TREASURER

Stephen K. West, Esq.*
DIRECTOR

----------------------------------------------------------
*Audit Committee Member     +Governance Committee Chairman
**Audit Committee Chairman

INVESTMENT ADVISOR
Hottinger Capital Corp.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
(212) 332-7930

ADMINISTRATOR
Forum Administrative Services, LLC

CUSTODIAN
Swiss American Securities Inc.

TRANSFER AGENT
American Stock Transfer & Trust
59 Maiden Lane
Plaza Level
New York, NY 10038
(800) 937-5449

LEGAL COUNSEL
Stroock & Stroock & Lavan LLP

INDEPENDENT AUDITORS
Deloitte & Touche LLP


The Investment Advisor

The Swiss Helvetia Fund, Inc. (the "Fund") is managed by Hottinger Capital Corp., which belongs to the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in New York, Zurich, Luxembourg, Toronto, Geneva, Vienna, London, and the Bahamas.

EXECUTIVE OFFICES
The Swiss Helvetia Fund, Inc.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
1-888-SWISS-00 (1-888-794-7700)
(212) 332-2760

FOR INQUIRIES AND REPORTS:
1-888-SWISS-00 (1-888-794-7700)
Fax (212) 332-7931
email: swz@swz.com

WEBSITE ADDRESS
http://www.swz.com

The Fund

The Swiss Helvetia Fund, Inc. is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund, listed on the New York Stock Exchange under the symbol "SWZ," is managed by Hottinger Capital Corp.

The Fund has earned the Lipper, Inc. award for ranking number one among Western European closed-end funds in ten year performance for the periods ended December 31, 2002, 2001, 2000, 1999, and 1998. The Fund had previously been recognized for its top one year performance in the same category for the year 2000. The Fund also maintained Morningstar's overall rating of four stars as of December 31, 2003. Of course, past performance is no guarantee of future results. See page 4 for more information.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Weekly Net Asset Value is also published in BARRON'S, the Monday edition of THE WALL STREET JOURNAL and the Sunday Edition of THE NEW YORK TIMES.

                 T H E  S W I S S  H E L V E T I A  F U N D,  I N C.
--------------------------------------------------------------------------------

Letter to Stockholders

GLOBAL STOCK MARKET PERFORMANCE
     The year under review was indeed a good one for stock markets across the world. 2003 was one of the best examples of markets "climbing a wall of worries". It all looked bleak at the beginning of the year with the prospect of major geopolitical risks materializing, recession in business spending continuing and deflation becoming more of a reality. However, the concerted actions of the central banks were able to stop price erosion and preserve the strength in U.S. consumer spending and keep Chinese economic growth on its path.

     While emerging markets were star performers due to an increase in investors' risk appetite in the context of very favorable liquidity conditions, the more mature markets, such as Germany and Spain, had very good performance as well. Although Switzerland and the United Kingdom did not perform as strongly in their own currencies, when their returns are measured in U.S. dollar terms their performance was admirable. The Swiss market appreciation of 36.47% (in U.S. dollar terms), as measured by the Swiss Performance Index (SPI), significantly outperformed the Dow Jones Industrial Average return of 28.28% and the Standard & Poor's 500 Index return of 28.67%.

SWISS ECONOMIC NOTES
     On December 12, 2003, the Swiss National Bank (SNB) announced at a press conference that it would leave the target range for the 3-month Libor unchanged at 0.00% - 0.75% and that, for the time being, the rate would be kept at around 0.25%. The ten-year spot interest rate on Confederation bonds increased from 2.58% at the beginning of the year to 2.97% by the end of December. Most of the increase happened between June and the beginning of September. The last quarter, however, was flat. Even though the signs of an economic recovery in Switzerland are present, a sustained upswing is not yet assured. At the same time, inflation potential is low. For these reasons, the SNB maintained its expansionary monetary policy.

     The real Gross Domestic Product (GDP) at the end of the third quarter decreased by 0.7% in comparison to last year. However, it exceeded the two previous quarters. Third quarter GDP grew by 1.0% led by higher exports (+5.2% over the prior quarter) thanks to more favorable exchange rate conditions. In addition, equipment investment rose slightly following a long phase of decline (+4.5% over the prior quarter) and consumer spending increased (+1.5%). Leading economic indicators set a new two-year record in November, suggesting a continuing positive trend for the GDP.

                 T H E  S W I S S  H E L V E T I A  F U N D,  I N C.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

     There is, however, some concern regarding consumption in Switzerland. The unemployment rate hit a six-year high in December at 4.1% (at the beginning of the year the rate was at 3.5%). The SNB believes that unemployment should fall and consumer spending should increase following improvement in the economic situation. It is expecting exports to continue to develop favorably and investment in equipment to experience a robust increase. On average, it expects a moderate decline in economic activity in the current year with growth in the economy of slightly over 1.5%.

     On the inflation side, if monetary policy remains unchanged, average annual inflation is likely to amount to 0.4% in the coming year, 1.0% in 2005 and 2.3% in 2006. The SNB's opinion is that price stability can be maintained by tightening monetary policy at a later point in time.

SWISS NEWS
     On December 2, 2003, the Swiss parliament voted to add banking secrecy to the constitution. Switzerland has had a banking secrecy law since 1935. However, adding financial privacy to the constitution would strengthen the law against efforts by some European Union members to abolish it. With banking secrecy in the constitution, parliament would lose the power to repeal the secrecy law. This is good news for the Swiss financial industry, as it will assure further guarantee of the confidentiality of domestic and foreign private clients. Before it is part of the constitution, it has to be approved by the upper house and then by a majority vote in a popular referendum.

SWISS MARKET REVIEW AND FUND PERFORMANCE FOR THE YEAR
     In the first quarter of the year Management kept a high level of cash due to the strength of the Swiss currency and the geopolitical risks. The market reached a bottom in March. After a loss of -22% from the beginning of the year through March 12th, the SPI rallied sharply, gaining back 20% in seven days, mainly on short covering in a limited number of financial stocks. This volatility made the Fund lag the benchmark for the first half of the year. For the rest of the year, the Fund's investment strategy was to concentrate on stock picking, trying to find undervalued stocks in turnaround situations. The strategy allowed the Fund to regain a positive relative performance, finishing the year with a 22.54% return in local currency, 0.48% better than the SPI.

                 T H E  S W I S S  H E L V E T I A  F U N D,  I N C.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

     The Fund maintained, for the year ended December 31, 2003, an overall rating of four stars from Morningstar.* The Fund also received Lipper, Inc.'s top ranking for Western European closed-end funds in ten-year performance for the period ended December 31, 2002.** Past performance is no guarantee of future results.

* Morningstar is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance and may change monthly. Its ratings of one
(low) and five (high) stars are based on a fund's three- and five-year average annual total returns with fee adjustments, and a risk factor that reflects fund performance relative to three-month Treasury Bill monthly returns. Only 33% of the funds in an investment category may receive four or five stars. As of 12/31/03, there were 12 funds in the Fund's asset category rated by Morningstar.

** Lipper, Inc. is an independent fund performance monitor. As of 12/31/02, there were 9 funds in the Lipper Western European closed-end funds category, which is comprised of funds that concentrate their investments in equity securities whose primary trading markets or operations are in the Western European region or a single country within this region.

----------------------------------------------------------------------------------------------------------------------------
PEER GROUP/INDICES PERFORMANCE COMPARISON IN SWISS FRANCS 1
----------------------------------------------------------------------------------------------------------------------------

                                      2003         2002         2001         2000        1999          1998         1997
----------------------------------------------------------------------------------------------------------------------------
SWISS HELVETIA FUND                  22.54%       -20.40%      -22.91%       14.06%      14.70%        15.57%       53.99%
----------------------------------------------------------------------------------------------------------------------------
Swiss Performance Index (SPI)        22.06%       -25.95%      -22.03%       11.91%      11.69%        15.36%       55.19%
----------------------------------------------------------------------------------------------------------------------------
Swiss Market Index (SMI)             18.51%       -27.84%      -21.11%        7.47%       5.71%        14.28%       58.93%
----------------------------------------------------------------------------------------------------------------------------
Switzerland iShares2
(Formerly called Webs Switzerland)   19.14%       -26.23%      -23.12%        7.75%      12.22%        11.74%       47.79%
----------------------------------------------------------------------------------------------------------------------------
CS Equity Swiss Blue Chips3, 7       18.13%       -28.75%      -22.12%       10.97%       7.57%        14.21%       59.90%
----------------------------------------------------------------------------------------------------------------------------
UBS Equity Inv. Switzerland4, 7      18.14%       -26.02%      -22.04%        7.42%       6.43%        12.75%       55.94%
----------------------------------------------------------------------------------------------------------------------------
Pictet Valsuisse5, 7                 20.10%       -27.93%      -22.35%        7.34%       9.38%        11.05%       55.65%
----------------------------------------------------------------------------------------------------------------------------
Saraswiss (Bank Sarasin)6, 7         19.64%       -28.51%      -24.45%        9.72%       7.10%        14.41%       53.57%
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------
                                 CUMULATIVE
                                 PERFORMANCE
                                 12/31/96 -
                                 12/31/03
--------------------------------------------
SWISS HELVETIA FUND                75.07%
--------------------------------------------
Swiss Performance Index (SPI)      57.70%
--------------------------------------------
Swiss Market Index (SMI)           39.20%
--------------------------------------------
Switzerland iShares2
(Formerly called Webs Switzerland) 34.92%
--------------------------------------------
CS Equity Swiss Blue Chips3, 7     42.90%
--------------------------------------------
UBS Equity Inv. Switzerland4, 7    36.96%
--------------------------------------------
Pictet Valsuisse5, 7               36.40%
--------------------------------------------
Saraswiss (Bank Sarasin)6, 7       33.41%
--------------------------------------------

SOURCES: BLOOMBERG, MANAGEMENT COMPANIES' WEBSITES, INVESTMENT COMPANY CAPITAL CORP., AND CITIGROUP GTS.

1Performance of funds is based on changes in the fund's NAV over a specified period. In each case total return is calculated assuming reinvestment of all distributions. Funds listed, other than Switzerland iShares, are not registered with the Securities and Exchange Commission. Performance and descriptive information about the funds are derived from their published investor reports and websites, which are subject to change.
2Switzerland iShares are traded on the New York Stock Exchange and invest in most of the same stocks listed in the Morgan Stanley Capital International (Switzerland) Index. These stocks represent Switzerland's largest and most established public companies, accounting for approximately 85% of the market capitalization of all of Switzerland's publicly traded stocks. Performance of iShares is calculated based upon the December 31 closing prices each year using the Swiss franc/U.S. dollar exchange rate as of noon each such date, as reported by Bloomberg. Such exchange rates were as follows: 12/31/96 = 1.35, 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 = 1.67,
12/31/02 = 1.39, and 12/31/03 = 1.24.
3 This fund invests in equities issued by leading Swiss companies. Stock selection is based on economic, sector and company analyses. Preference is given to large-cap companies.
4 This fund invests primarily in major Swiss companies. Quality criteria used for determining relative weightings of companies include: strategic orientation, strength of market position, quality of management, soundness of earnings, growth potential and potential for improving shareholder value. The investment objective seeks to provide results that are aligned with the SPI performance.
5 This fund invests in shares of Swiss companies listed on the Swiss Stock Exchange (SWX) and included in the SPI.
6 This fund invests in shares of Swiss companies. It weights individual sectors relative to the SPI on the basis of their expected relative performance. It focuses on liquid blue-chip stocks.
7These funds are not available for U.S. residents or citizens.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 T H E  S W I S S  H E L V E T I A  F U N D,  I N C.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

--------------------------------------------------------------------------------
                                                                 Year to Date
                                                               December 31, 2002
                                                                    Through
                                                               December 31, 2003
--------------------------------------------------------------------------------
PERFORMANCE
Swiss Performance Index (SPI)                                22.06%
Swiss Helvetia Fund
       Based on Net Asset Value in Swiss Francs              22.54%
CHANGE IN U.S. DOLLAR VS. SWISS FRANC                       -10.56%
SWISS HELVETIA FUND PERFORMANCE IN U.S. DOLLARS
       Based on Market Price                                 41.76%
       Based on Net Asset Value                              37.00%
S & P 500 Index                                              28.67%
MSCI EAFE Index                                              38.59%
Lipper European Fund Index (10 Largest)                      36.81%
Lipper European Fund Universe Average                        37.58%
Sources:  Citigroup GTS and Bloomberg

SPECIFIC COMPANY NEWS GEBERIT: On December 12, 2003 the Geberit Group announced the acquisition of Mapress Holding, Germany, the leading European provider of press fitting systems and drainage solutions, mainly made of stainless steel. With this acquisition, Geberit will expand its piping systems division, broaden its geographic presence and open up further potential for improvement in its sales and profits.

SGS: On December 22, 2003 SGS announced its acquisition of Medisearch International (MSI), an international full service clinical research organization, which provides clinical development and biomedical services to life sciences companies. With this acquisition SGS is building-up its life sciences services and is establishing a presence in the North American market, both important steps for its growth strategy.

Several capital increases occurred this last quarter:

ABB: At an extraordinary meeting on November 20, 2003 shareholders approved share capital increase expected to raise about $2.5 billion through a rights offering. Shareholders demonstrated their confidence in the company by exercising 99% of the rights.

MICRONAS: At an extraordinary meeting held on November 30, 2003 shareholders accepted a proposal to increase the share capital by 8.1 million Swiss francs within the next two years. The stated aim is to increase the group's strategic financial flexibility.

SGS: At an extraordinary meeting on December 9, 2003 shareholders approved a conditional share capital increase of up to 20 million Swiss francs and an authorized share capital increase of up to 10 million Swiss francs. Management's stated objective is to strengthen the company's long term financial flexibility, especially with regard to acquisitions.

                 T H E  S W I S S  H E L V E T I A  F U N D,  I N C.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

COMMENTS ON THE CURRENCY
U.S. DOLLAR: The dollar depreciated markedly against the other main currencies of the world. It fell by 20% against the euro, 10.5% against the Swiss franc, 10% against the British pound and 10% versus the yen. The trade and budget deficits have been a source of concern for some time now, but the downside move was triggered by the statements of U.S. officials showing little willingness to continue a strong dollar policy.

SWISS FRANC: The Swiss franc vs. the U.S. dollar was flat during the first half of the year and then appreciated by around 12% from the peak exchange rate of
1.4174 at the end of August to 1.2391 at the end of year. The Swiss franc weakened considerably against the euro between March and July, depreciating by 8% for the full year, a decline which considerably helped Swiss exports to Euroland.

EURO: The European Central Bank (ECB) changed its rate only one time during the year, from 2.5% to 2.0% in June. The news did not have any impact on the euro since it had been expected for a long time. With inflation steady at around 2%, there is no indication that the ECB will change policy for some time. The euro finished the year high with an exchange rate of 1.2595 against the U.S. dollar and of 1.56 against the Swiss franc.

OUTLOOK
     It is difficult to imagine a more favorable environment for stocks than the one that prevailed during the second half of 2003. As inflexion points in earnings expectations were reached, the first incremental upward revision took place. With extremely low interest rates and the threat of deflation fading away, no investment vehicle could compete against stocks. While price momentum can be expected to carry over in 2004, investors can look more closely at valuations and analysts will have a tougher time increasing earnings estimates. In the Swiss and U.S. markets, however, some segments that have performed below average, such as quality names in the large capitalization area, should outperform as investors become more risk adverse. While a flatter yield curve may slow down market performance, as long as long-term interest rates stay stable, stocks should continue to be attractive.

                 T H E  S W I S S  H E L V E T I A  F U N D,  I N C.
--------------------------------------------------------------------------------

Letter to Stockholders (concluded)

STOCK REPURCHASE PROGRAM
     Pursuant to authorization by its Board of Directors, the Fund began open market purchases of its common stock on the New York Stock Exchange in 1999 and has continued purchases in each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund's net asset value per share without creating a meaningful adverse effect upon the Fund's expense ratio and realizing capital gains in order to fund the repurchases. During the period ended December 31, 2003, the Fund repurchased and retired 172,100 shares at an average price of $10.62 per share (including brokerage commissions) and a weighted average discount of 17.20%. These repurchases, which had a total cost of $1,827,374, resulted in an increase of $373,246 to the Fund's net asset value. The Board has authorized the purchase of up to 500,000 shares in 2004.

Sincerely,

/s/ Paul Hottinguer
Paul Hottinguer
Chairman

/s/ Rodolphe Hottinger
Rodolphe Hottinger
President and Chief Executive Officer

December 31, 2003

                 T H E  S W I S S  H E L V E T I A  F U N D,  I N C.
--------------------------------------------------------------------------------

Certain Information Concerning Directors

         The following tables set forth certain information about each person currently serving as a Director of the Fund, including his beneficial ownership of Common Stock of the Fund. All information presented in the tables is as of December 31, 2003. Information is presented separately with respect to Directors who have been determined to be non-interested Directors and Directors who are interested Directors under the Investment Company Act of 1940, as amended.

------------------------------------------------------------------------------------------------------------------------------------

                           CLASS I INTERESTED DIRECTOR
                           (TERM WILL EXPIRE IN 2004)
------------------------------------------------------------------------------------------------------------------------------------

       NAME,                       TERM OF OFFICE               PRINCIPAL
      ADDRESS        POSITION(S)   AND LENGTH  OF             OCCUPATION(S)                              OTHER DIRECTORSHIPS
       & AGE          WITH FUND      TIME SERVED         DURING PAST FIVE YEARS                            HELD BY DIRECTOR


------------------------------------------------------------------------------------------------------------------------------------

  Mr. Alexandre      Director 2    Director from   Senior Advisor to the Hottinger Group and                    None
   de Takacsy                         1987 to      President of Hottinger U.S., Inc. since April,
   Financiere                    February 8, 1994     1986; Vice Chairman of the Board, Director,
   Hottinguer                        and since       President, and Secretary: Hottinger Capital
43, rue Taitbout                   September 17,        Corp.; Retired Senior Executive: Royal
  75009 Paris                          1998.                 Bank of Canada.
     France

     Age 74

---------------------------------------
                    SHARES AND DOLLAR
       NAME,             RANGE OF
      ADDRESS          COMMON STOCK
       & AGE           BENEFICIALLY
                         OWNED AT
                     DEC. 31, 20031
---------------------------------------

  Mr. Alexandre             700
   de Takacsy          $1-$10,000
   Financiere
   Hottinguer
43, rue Taitbout
  75009 Paris
     France

     Age 74

------------------------------------------------------------------------------------------------------------------------------------

                         CLASS I NON-INTERESTED DIRECTOR
                           (TERM WILL EXPIRE IN 2004)
------------------------------------------------------------------------------------------------------------------------------------

       NAME,                       TERM OF OFFICE               PRINCIPAL
      ADDRESS        POSITION(S)   AND LENGTH  OF             OCCUPATION(S)                              OTHER DIRECTORSHIPS
       & AGE          WITH FUND      TIME SERVED         DURING PAST FIVE YEARS                            HELD BY DIRECTOR


------------------------------------------------------------------------------------------------------------------------------------

    Mr. Claude      Director;    Director since    President of the Swiss Police Academy         Chairman of the Board: Infra Tunnel
     W. Frey          Member of         1995. (Neuchatel) from 1996 to 2003; Member of the Swiss SA (Marin); Beton Frais SA (Marin);
     Clos 108       Nominating                    Parliament from 1979 to 2003; Parliamentary   Member of the Board:  Dexia Banque
 2012 Auvernier   Committee from                      Assembly of the Council of Europe              Privee (Suisse), Zurich;
   Switzerland     1996 to 2002,              (Strasbourg) from 1996 to 2004 and Executive Board      SCMM SA (Crans-Montana)
                      and the                       of the "North-South Centre" (Lisbon) since
     Age 60         Governance/                  1999; President of the National Committee for
                    Nominating                     Foreign Affairs from 2001 to 2003 (Vice President
                  Committee since                  from 1999 to 2001); Chairman of the Board:
                       2002.                       Federation of Swiss Food Industries (Berne)
                                                      from 1991 to 2001; Association of Swiss
                                                       Chocolate Manufacturers (Berne) from
                                                  1991 to 2000; Swiss Association of Biscuits and
                                                  Sugar Confectioners Industries (Berne) from 1991
                                                      to 2000; Vice Chairman of the Board:
                                               Federation of Swiss Employers' Association (Zurich)
                                                                from 1997 to 2001.

---------------------------------------
                    SHARES AND DOLLAR
       NAME,             RANGE OF
      ADDRESS          COMMON STOCK
       & AGE           BENEFICIALLY
                         OWNED AT
                     DEC. 31, 20031
---------------------------------------

    Mr. Claude             1,815
     W. Frey         $10,001-$50,000
    Clos 108
  2012 Auvernier
    Switzerland

     Age 60

-----------------------------------------------------------------------------------------------------------------------


                                       8


                 T H E  S W I S S  H E L V E T I A  F U N D,  I N C.
--------------------------------------------------------------------------------

Certain Information Concerning Directors (continued)

-----------------------------------------------------------------------------------------------------------------------

                         CLASS I NON-INTERESTED DIRECTOR
                           (TERM WILL EXPIRE IN 2004)
-----------------------------------------------------------------------------------------------------------------------

       NAME,                       TERM OF OFFICE               PRINCIPAL
      ADDRESS        POSITION(S)   AND LENGTH  OF             OCCUPATION(S)                              OTHER DIRECTORSHIPS
       & AGE          WITH FUND      TIME SERVED         DURING PAST FIVE YEARS                            HELD BY DIRECTOR


------------------------------------------------------------------------------------------------------------------------------------

 Mr. Eric R. Gabus   Director; Vice  Director since   Chairman of the Board: Societe Neuchateloise de   Board Member: Pro C.I.C.R.
    St.  Dominique   Chairman (Non-   since  1987.  Presse since 1999; L'Express Communication  (International Red Cross) Neutchatel
     1815 Clarens  Officer) since 1994;            (Neuchatel) from 1983 to 2002; Vice Chairman of the            since 1986.
    Switzerland     Chairman of the                 Board: Fondation Denis de Rougemont pour
                      Nominating                       l'Europe, Geneva since 1980.
     Age 76        Committee from
                     1987 to 2002, the
                     Governance/
                       Nominating
                    Committee since
                    2002, and Member
                   of the Litigation
                   Committee from
                     2001 to 2003.

---------------------------------------
                    SHARES AND DOLLAR
       NAME,             RANGE OF
      ADDRESS          COMMON STOCK
       & AGE           BENEFICIALLY
                         OWNED AT
                     DEC. 31, 20031
---------------------------------------

Mr. Eric R. Gabus          1,000
  St. Dominique       $10,001-$50,000
  1815 Clarens
  Switzerland

     Age 76

--------------------------------------------------------------------------------------------------------------------

                          CLASS II INTERESTED DIRECTORS
                           (TERM WILL EXPIRE IN 2005)
-----------------------------------------------------------------------------------------------------------------------

       NAME,                       TERM OF OFFICE               PRINCIPAL
      ADDRESS        POSITION(S)   AND LENGTH  OF             OCCUPATION(S)                              OTHER DIRECTORSHIPS
       & AGE          WITH FUND      TIME SERVED         DURING PAST FIVE YEARS                            HELD BY DIRECTOR


------------------------------------------------------------------------------------------------------------------------------------

     The Baron   Director2; Chairman  Director since   General Partner: Hottinger et Cie (Zurich);   Member: Conseil de Surveillance
     Hottinger        of the Board        1987.       President: Conseil de Surveillance Credit   AXA; Administrator: Investissement
 Hottinger et Cie  Directors and Chief            Suisse/Hottinguer (Paris), Sofibus (Paris) (real    Provence SA (holding company),
Dreikonigstrasse   Executive Officer              estate); Vice President and Director: Financiere     AXA, AXA Assurances IARD, AXA
         55         from 1987 to 1989.              Hottinguer (holding company); Administrator:    Courtage IARD, AXA Courtage VIE,
    8027 Zurich                                    Hottinger U.S., Inc. (USA), Hottinguer Gestion     AXA Assurances Vie, AXA France
    Switzerland                                 (Luxembourg) (investment advisor) until December   Assurances, Alpha Assurances Vie,
                                                1989; Auditor: Didot Bottin, Financiere Provence de  Finaxa, Hottinger International
     Age 69                                        Participations (FPP) (venture capital); Managing      Fund "U.S. Growth Fund"
                                                Director: Intercom (holding company), Sofides (real (publicly-held Luxembourg mutual
                                                estate); Vice President: Gaspee (real estate);      fund), ECU Invest (publicly-held
                                                Chairman of the Board and Director: Hottinger            Luxembourg mutual fund),
                                                                Capital Corp.                         Hottinguer International Asset
                                                                                                         Management (Luxembourg),
                                                                                                  Hottinger U.S., Inc. (USA); Member
                                                                                                of the Board Conseil de Surveillance
                                                                                                    of EMVA N.V. (holding company)
                                                                                                  Permanent Representative: AXA to
                                                                                                            AXA Millesime.

---------------------------------------
                    SHARES AND DOLLAR
       NAME,             RANGE OF
      ADDRESS          COMMON STOCK
       & AGE           BENEFICIALLY
                         OWNED AT
                     DEC. 31, 20031
---------------------------------------

     The Baron          248,834 3
     Hottinger        over $100,000
 Hottinger et Cie
Dreikonigstrasse
         55
    8027 Zurich
    Switzerland

     Age 69

------------------------------------------------------------------------------------------------------------------------------------

    Mr. Paul R.  Director 2; Secretary   Director since       Of Counsel: Salans since July 1996; Paul R. Brenner,       None
   Brenner Esq.   from 1987 to 2002.     December 2002.          Attorney-at-Law since June 1993; Counsel to the
  25 Moore Road                                                         Fund from 1994 to 2002.
Bronxville, New
      York
      10708

     Age 61

---------------------------------------
                    SHARES AND DOLLAR
       NAME,             RANGE OF
      ADDRESS          COMMON STOCK
       & AGE           BENEFICIALLY
                         OWNED AT
                     DEC. 31, 20031
---------------------------------------

    Mr. Paul R.           8,734
   Brenner Esq.        over $100,000
  25 Moore Road
Bronxville, New
      York
      10708

     Age 61

-----------------------------------------------------------------------------------------------------------------------


                                       9


                 T H E  S W I S S  H E L V E T I A  F U N D,  I N C.
--------------------------------------------------------------------------------

Certain Information Concerning Directors (continued)

-----------------------------------------------------------------------------------------------------------------------

                        CLASS II NON-INTERESTED DIRECTOR
                           (TERM WILL EXPIRE IN 2005)
-----------------------------------------------------------------------------------------------------------------------

       NAME,                       TERM OF OFFICE               PRINCIPAL
      ADDRESS        POSITION(S)   AND LENGTH  OF             OCCUPATION(S)                              OTHER DIRECTORSHIPS
       & AGE          WITH FUND      TIME SERVED         DURING PAST FIVE YEARS                            HELD BY DIRECTOR


------------------------------------------------------------------------------------------------------------------------------------

   Mr. Didier   Director; Member of  Director since    Honorary Chairman: Schneider Electric SA     Director:Fleury Michon (France);
   Pineau-         the Audit            1999. (industrial conglomerate) since 1999; Chairman of AFEP (France); Aventis, SA (Formerly
  Valencienne    Committee since                   the Board and CEO: Schneider Electric SA         Rhone-Poulenc SA) (chemicals);
 c/o Schneider 1999, the Litigation         (industrial conglomerate) from 1981 until February     Wendel Investissements (formerly
  Electric SA    Committee from                  1999; Chairman: AFEP from 1999 to 2001; Vice     CGIP); LaGardere (France) (holding
   64 Rue de  2001 to 2003, and the           Chairman: Credit Suisse First Boston (Europe)         company); Member: LaGardere
   Miromesnil      Governance/                    Limited (investment banking) from 1999 to 2002;        (France) (holding company);
  75008 Paris      Nominating              Senior Advisor: CSFB since 2002; Partner, SAGARD        ADNRE (France); Member of Board:
     France     Committee since                       Private Equity Partners (France).                      Pernod Ricard.
                     2002.
     Age 72

---------------------------------------
                    SHARES AND DOLLAR
       NAME,             RANGE OF
      ADDRESS          COMMON STOCK
       & AGE           BENEFICIALLY
                         OWNED AT
                     DEC. 31, 20031
---------------------------------------

   Mr. Didier             2,303
   Pineau-           $10,001- $50,000
  Valencienne
 c/o Schneider
  Electric SA
   64 Rue de
   Miromesnil
  75008 Paris
     France

     Age 72

------------------------------------------------------------------------------------------------------------------------------------

Samuel B. Witt,  Director; Chairman  Director since  Senior Vice President and General Counsel: Stateside    Member and President
 III, Esq.         of the Audit        1987.  Associates, Inc. since August 1993; Samuel B. Witt, Military Institute of the Virginia
 Stateside         Committee since                   III, Attorney-at-Law, since August 1993.   Trustee: The Williamsburg Investment
Associates, Inc. 1993, the Litigation                                                                 Trust (registered investment
2300 Clarendon     Committee from                                                                                  company).
    Blvd.        2001 to 2003, and
 Suite 407        Member of the
 Arlington,         Governance/
Virginia 22201-     Nominating
    3367         Committee since
                       2002.
   Age 68

---------------------------------------
                    SHARES AND DOLLAR
       NAME,             RANGE OF
      ADDRESS          COMMON STOCK
       & AGE           BENEFICIALLY
                         OWNED AT
                     DEC. 31, 20031
---------------------------------------

Samuel B. Witt,          2,958
 III, Esq.          $10,001-$50,000
 Stateside
Associates, Inc.
2300 Clarendon
    Blvd.
 Suite 407
 Arlington,
Virginia 22201-
    3367

   Age 68


                                       10


                 T H E  S W I S S  H E L V E T I A  F U N D,  I N C.
--------------------------------------------------------------------------------

Certain Information Concerning Directors (continued)


------------------------------------------------------------------------------------------------------------------------------------

                          CLASS III INTERESTED DIRECTOR
                           (TERM WILL EXPIRE IN 2006)
------------------------------------------------------------------------------------------------------------------------------------

       NAME,                       TERM OF OFFICE               PRINCIPAL
      ADDRESS        POSITION(S)   AND LENGTH  OF             OCCUPATION(S)                              OTHER DIRECTORSHIPS
       & AGE          WITH FUND      TIME SERVED         DURING PAST FIVE YEARS                            HELD BY DIRECTOR


------------------------------------------------------------------------------------------------------------------------------------

  Mr. Paul   Director2; Chairman  Director since   General Partner: Hottinger et Cie (Zurich);   Director: Drouot Securite; Member:
Hottinguer   of the Board of      1987. President: Gaspee (real estate) since 1992; Financiere Conseil de Surveillance Credit Suisse
Hottinger et Cie  Directors since 1989;           Hottinguer (holding company) since 1990; Financiere   Hottinguer; Societe pour le
Dreikonigstrasse  Chief Executive          Provence Participations (venture capital firm) since   Financement de Bureaux et d'Usines
    55          Officer from 1989 to              1990; AXA International Obligation (finance) since       Sofibus (real estate).
8027 Zurich      2002.                                   1996; Hottinguer Gestion (Luxembourg) (investment
Switzerland                                         advisor) from 1991 to 1998; Managing Director:
                                                     Intercom (holding company) since 1984; Vice
  Age 61                                             Chairman of the  Board, Director and Member of
                                                   Investment Committee: Hottinger Capital Corp;
                                                    Administrator: Investissement Hottinger SA
                                                since 1989; Finaxa (finance) since 1982; Permanent
                                               Representative: Credit Suisse Hottinguer to Provence
                                                International (publicly held French mutual fund);
                                                 Credit Suisse Hottinguer to PPC; Credit Suisse
                                                 Hottinguer to Croissance Britannia (investment
                                                   fund); Credit Suisse Hottinguer to Harwanne
                                                                       Allemagne.

---------------------------------------
                    SHARES AND DOLLAR
       NAME,             RANGE OF
      ADDRESS          COMMON STOCK
       & AGE           BENEFICIALLY
                         OWNED AT
                     DEC. 31, 20031
---------------------------------------

    Mr. Paul              248,834 3
   Hottinguer           over $100,000
Hottinger et Cie
Dreikonigstrasse
      55
   8027 Zurich
   Switzerland

     Age 61

------------------------------------------------------------------------------------------------------------------------------------


                                       11


                 T H E  S W I S S  H E L V E T I A  F U N D,  I N C.
--------------------------------------------------------------------------------

Certain Information Concerning Directors (continued)

------------------------------------------------------------------------------------------------------------------------------------

                       CLASS III NON-INTERESTED DIRECTORS
                           (TERM WILL EXPIRE IN 2006)
------------------------------------------------------------------------------------------------------------------------------------

       NAME,                       TERM OF OFFICE               PRINCIPAL
      ADDRESS        POSITION(S)   AND LENGTH  OF             OCCUPATION(S)                              OTHER DIRECTORSHIPS
       & AGE          WITH FUND      TIME SERVED         DURING PAST FIVE YEARS                            HELD BY DIRECTOR


------------------------------------------------------------------------------------------------------------------------------------

    Mr. Claude     Director; Member of    Director since     E.B.R.D. - European Bank for Reconstruction and        None
  Mosseri-Marlio     the Nominating             1993.     Development; Senior Advisor: TAM Program (Turn
   6 bis rue du     Committee since                          Around Management) since 1999; Financial
     Cloitre          1993 and the                         Consultant, portfolio management since 1982;
    Notre-Dame         Governance/                      Professor, Schiller University, Paris since 1989;
   75004 Paris         Nominating                       Professor, American Business School, Paris, since
     France         Committee since                       1995; Guest Lecturer, Kelley School of Business,
                        2002.                          Indiana University, since 1998; Guest Lecturer, Fox
     Age 73                                             School of Business, Temple University, since 2002;
                                                        Visiting Professor, Tyumen State Institute of
                                                             Management, Tyumen, Russia, since 2002.

---------------------------------------
                    SHARES AND DOLLAR
       NAME,             RANGE OF
      ADDRESS          COMMON STOCK
       & AGE           BENEFICIALLY
                         OWNED AT
                     DEC. 31, 20031
---------------------------------------

    Mr. Claude             6,992
  Mosseri-Marlio      $50,001-$100,000
   6 bis rue du
     Cloitre
    Notre-Dame
   75004 Paris
     France

     Age 73

------------------------------------------------------------------------------------------------------------------------------------

       NAME,                       TERM OF OFFICE               PRINCIPAL
      ADDRESS        POSITION(S)   AND LENGTH  OF             OCCUPATION(S)                              OTHER DIRECTORSHIPS
       & AGE          WITH FUND      TIME SERVED         DURING PAST FIVE YEARS                            HELD BY DIRECTOR


------------------------------------------------------------------------------------------------------------------------------------

Stephen K. West, Director; Member of  Director since Of Counsel: Sullivan & Cromwell since 1997. Director: Pioneer Funds (registered
       Esq.           the Audit               1995.                                             investment company) (52 portfolios);
    Sullivan &     Committee since                                                                     AMVESCAP PLC (Investment
     Cromwell     1996, the Litigation                                                                        Manager).
 125 Broad Street   Committee from
   New York, New  2001 to 2003, and the
    York 10004       Governance/
                      Nominating
      Age 75       Committee since
                        2002.

---------------------------------------
                    SHARES AND DOLLAR
       NAME,             RANGE OF
      ADDRESS          COMMON STOCK
       & AGE           BENEFICIALLY
                         OWNED AT
                     DEC. 31, 20031
---------------------------------------

Stephen K. West,          19,217
       Esq.            over $100,000
    Sullivan &
     Cromwell
 125 Broad Street
   New York, New
    York 10004

      Age 75

------------------------------------------------------------------------------------------------------------------------------------


                                       12


                 T H E  S W I S S  H E L V E T I A  F U N D,  I N C.
--------------------------------------------------------------------------------


Certain Information COncerning Executive Officers

         The following table sets forth certain information about each person currently serving as an Executive Officer of the Fund, including his beneficial ownership of Common Stock of the Fund. All information presented in the table is as of December 31, 2003.

------------------------------------------------------------------------------------------------------------------------------------

                               EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

       NAME,
      ADDRESS                   POSITION(S)
       & AGE                    WITH FUND


------------------------------------------------------------------------------------------------------------------------------------

 Mr. Rodolphe E. Hottinger2    President and
 Hottinger et Cie             Chief Executive
 3 Place des Bergues              Officer
  C.P. 395
 CH-1201 Geneva
  Switzerland

    Age 47

------------------------------------------------------------------------------------------------------------------------------------

       NAME,                                                      PRINCIPAL
      ADDRESS                                                   OCCUPATION(S)
       & AGE                                                DURING PAST FIVE YEARS


------------------------------------------------------------------------------------------------------------------------------------

 Mr. Rodolphe E. Hottinger2   Managing Partner: Hottinger et Cie (Zurich) since 1987; President: Hottinger Capital, S.A. (Geneva)
     Hottinger et Cie            (investment company) since 2000; Hottinger & Co. Ltd, UK (investment advisor) since 2001; and Emba,
 3 Place des Bergues          NV (investment company) since 1990; Vice Chairman of the Board, Director, Chief Executive Officer and
         C.P. 395                  Member of Investment Committee: Hottinger Capital Corp. ("HCC") since 1994; President: Financiere
      CH-1201 Geneva                                           Hottinger Paris.
       Switzerland

         Age 47

---------------------------------------
                    SHARES AND DOLLAR
       NAME,             RANGE OF
      ADDRESS          COMMON STOCK
       & AGE           BENEFICIALLY
                         OWNED AT
                     DEC. 31, 20031
---------------------------------------

 Mr. Rodolphe E. Hottinger2  265,181 3
     Hottinger et Cie     Over $100,000
 3 Place des Bergues
         C.P. 395
      CH-1201 Geneva
       Switzerland

         Age 47

------------------------------------------------------------------------------------------------------------------------------------

       NAME,
      ADDRESS                   POSITION(S)
       & AGE                    WITH FUND


------------------------------------------------------------------------------------------------------------------------------------

  Mr. Rudolf S. Millisits2     Senior Vice
  Hottinger Capital Corp.       President,
    1270 Avenue of the       Treasurer and
  Americas Suite 400         Chief Financial
  New York, New York             Officer
        10020

         Age 46

------------------------------------------------------------------------------------------------------------------------------------

       NAME,                                                      PRINCIPAL
      ADDRESS                                                   OCCUPATION(S)
       & AGE                                                DURING PAST FIVE YEARS


------------------------------------------------------------------------------------------------------------------------------------

  Mr. Rudolf S. Millisits2      Director: HCC since December 2000; Chief Operating Officer: HCC since December 1998; Executive Vice
  Hottinger Capital Corp.      President, Portfolio Manager, Member of Investment Committee and Chief Compliance Officer: HCC
    1270 Avenue of the       since September 1994; Assistant Secretary: HCC since August 1995; Executive Vice President: Hottinger
  Americas Suite 400          U.S., Inc. since September 1994 and Assistant Secretary since August 1995.
  New York, New York
        10020

         Age 46

---------------------------------------
                    SHARES AND DOLLAR
       NAME,             RANGE OF
      ADDRESS          COMMON STOCK
       & AGE           BENEFICIALLY
                         OWNED AT
                     DEC. 31, 20031
---------------------------------------

 Mr. Rudolf S. Millisits2    7,035
 Hottinger Capital Corp.  $50,001-$100,000
    1270 Avenue of the
  Americas Suite 400
  New York, New York
        10020

         Age 46

------------------------------------------------------------------------------------------------------------------------------------

       NAME,
      ADDRESS                   POSITION(S)
       & AGE                    WITH FUND


------------------------------------------------------------------------------------------------------------------------------------

   Mr. Philippe R. Comby2       Vice President
   Hottinger Capital Corp.
     1270 Avenue of the
     Americas Suite 400
     New York, New York
          10020

          Age 37

------------------------------------------------------------------------------------------------------------------------------------

       NAME,                                                      PRINCIPAL
      ADDRESS                                                   OCCUPATION(S)
       & AGE                                                DURING PAST FIVE YEARS


------------------------------------------------------------------------------------------------------------------------------------

   Mr. Philippe R. Comby2        Senior Vice President: HCC since 2002; First Vice President: HCC from 1998 to 2002; Vice President:
   Hottinger Capital Corp.                  HCC from 1996 to 1998 and Hottinger U.S., Inc since 1996; Treasurer: HCC since 1997.
     1270 Avenue of the                                 Member of Investment Committee: HCC since 1996.
     Americas Suite 400
     New York, New York
          10020

          Age 37

---------------------------------------
                    SHARES AND DOLLAR
       NAME,             RANGE OF
      ADDRESS          COMMON STOCK
       & AGE           BENEFICIALLY
                         OWNED AT
                     DEC. 31, 20031
---------------------------------------

  Mr. Philippe R. Comby2       2,500
 Hottinger Capital Corp.  $10,001-$50,000
    1270 Avenue of the
    Americas Suite 400
    New York, New York
         10020

         Age 37

------------------------------------------------------------------------------------------------------------------------------------

       NAME,
      ADDRESS                   POSITION(S)
       & AGE                    WITH FUND


------------------------------------------------------------------------------------------------------------------------------------

  Mr. Edward J. Veilleux2       Vice President
 EJV Financial Services LLC      and Secretary
     5 Brook Farm Court
   Hunt Valley, MD 21030

         Age 60

------------------------------------------------------------------------------------------------------------------------------------

       NAME,                                                      PRINCIPAL
      ADDRESS                                                   OCCUPATION(S)
       & AGE                                                DURING PAST FIVE YEARS


------------------------------------------------------------------------------------------------------------------------------------

  Mr. Edward J. Veilleux2       President EJV Financial Services LLC (Investment Company Consulting) since May 2002; Director:
 EJV Financial Services LLC      Deutsche Asset Management from 1999 to 2002; Principal: BT Alex. Brown Incorporated from 1989 to
     5 Brook Farm Court         1999; Executive Vice President, Investment Company Capital Corp. from 1987 to 2002; Trustee; Devcap
   Hunt Valley, MD 21030                                Shared Return Fund from 2000 to 2003.

         Age 60

---------------------------------------
                    SHARES AND DOLLAR
       NAME,             RANGE OF
      ADDRESS          COMMON STOCK
       & AGE           BENEFICIALLY
                         OWNED AT
                     DEC. 31, 20031
---------------------------------------

  Mr. Edward J. Veilleux2       1,054
 EJV Financial Services LLC $10,001-$50,000
     5 Brook Farm Court
   Hunt Valley, MD 21030

         Age 60

------------------------------------------------------------------------------------------------------------------------------------

1 All Directors and Executive Officers as a group (14 persons) owned 319,489 shares which constitutes approximately 1.3% of the outstanding Common Stock of the Fund. Share numbers in this Annual Report have been rounded to the nearest whole share.

2 Indicates "Interested Person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Paul Hottinguer and The Baron Hottinger are brothers and Rodolphe E. Hottinger is the son of The Baron. Paul Hottinguer, The Baron Hottinger, and Rodolphe E. Hottinger are "Interested Persons" because of their affiliation with Hottinger et Cie (Zurich) and Hottinger U.S., Inc., controlling persons of HCC, the Fund's Investment Advisor. Alexandre de Takacsy is an "Interested Person" because of his affiliation with HCC. Paul R. Brenner is an "Interested Person" because he served as Counsel to the Fund, Counsel to HCC and of Counsel to Salans, which served as General Counsel for the Fund during the prior two years. In addition, Rodolphe E. Hottinger, Rudolf S. Millisits, Philippe R. Comby, and Edward J. Veilleux are considered "Interested Persons" because each is an officer of the Fund.

3 Hottinger et Cie (Zurich), a partnership, owns 126,382 shares of the Fund, HCC owns 113,788 shares of the Fund, and Hottinger Treuhand AG owns 8,664 shares of the Fund. Paul Hottinguer, The Baron Hottinger, and Rodolphe E. Hottinger are controlling partners of Hottinger et Cie (Zurich) and controlling stockholders and directors of HCC and Hottinger Treuhand AG and therefore share voting and investment power over the 248,834 shares of the Fund owned by Hottinger et Cie (Zurich), HCC, and Hottinger Treuhand AG. In addition, Rodolphe E. Hottinger and his children directly own 16,347 shares of the Fund.

                 T H E  S W I S S  H E L V E T I A  F U N D,  I N C.
--------------------------------------------------------------------------------

Review of Operations

Trading Activity for 2003 involved changes in the following positions:

----------------------------------
NEW INVESTMENTS BY THE FUND
----------------------------------

ABB Ltd.
Actelion Ltd.
Adecco SA
Charles Voegele Holding AG
Galenica Holding AG
Holcim Ltd. - Registered
Kaba Holdings AG
Kudelski SA
Logitech International SA
Temenos Group AG

----------------------------------
ADDITIONS TO EXISTING INVESTMENTS
----------------------------------

Converium Holding AG
Geberit AG
Phonak Holding AG
Swiss Reinsurance Company

----------------------------------
SECURITIES DISPOSED OF
----------------------------------

Baloise Holding AG
Berna Biotech AG
Givaudan SA
Holcim Ltd. - Bearer
Komax Holding AG
Lonza Group AG
Saia-Burgess Electronics AG
Schindler Holding AG
Swiss Life Holding
The Swatch Group AG
Zurich Financial Services AG

----------------------------------
REDUCTIONS IN EXISTING INVESTMENTS
----------------------------------

Belimo Holding AG
Credit Suisse Group
Kuehne & Nagel International AG
Micronas Semiconductor Holding AG
Novartis AG
Roche Holding AG
SGS Societe Generale de Surveillance
     Holding SA
Syngenta AG
Unaxis Holding AG

                 T H E  S W I S S  H E L V E T I A  F U N D,  I N C.
--------------------------------------------------------------------------------

Schedule of Investments                                        December 31, 2003



                                                                                                                   Percent
  No. of                                                                                                            of Net
  Shares                 Security                                                         Value                     Assets
---------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 97.92%

BANKS - 12.14%

   410,000  CREDIT SUISSE GROUP2
            REGISTERED SHARES                                                 $ 15,001,011                 4.07%
            A global operating financial group.
            (Cost $11,508,471)

   435,000  UBS AG2
            REGISTERED SHARES                                                   29,791,389                 8.07%
            Largest Swiss bank. It offers
            consumer, business and construction
            loans, mortgages, mutual funds, export
            and structured finance and securities
            brokerage services, advises on mergers
            and acquisitions, invests pension funds
            and sponsors credit cards.
            (Cost $7,578,949)
                                                                           ----------------     -----------------
                                                                                44,792,400                12.14%

BIOTECHNOLOGY - 3.71%

   126,873  ACTELION LTD.1,2
            REGISTERED SHARES                                                   13,695,206                 3.71%
            Pharmaceutical company that develops
            and markets synthetic small-molecule
            drugs against diseases related to the
            endothelium. The Company's drugs,
            Veletri and Tracleer, are used in
            the treatment of heart and pulmonary
            conditions.
            (Cost $8,547,615)
                                                                           ----------------     -----------------
                                                                                13,695,206                 3.71%

CHEMICALS - 5.06%

    16,783   SIKA AG
             BEARER SHARES                                                    $  7,246,511                 1.96%
             Leading producer of construction
             chemicals.
             (Cost $4,237,473)

   170,000   SYNGENTA AG
             REGISTERED SHARES                                                  11,450,172                 3.10%
             Produces herbicides, insecticides
             and fungicides, and seeds for field crops,
             vegetables, and flowers.
             (Cost $10,688,759)
                                                                           ----------------     -----------------
                                                                                18,696,683                 5.06%

CONSTRUCTION - 4.23%

    26,011   GEBERIT AG2
             REGISTERED SHARES                                                  12,787,296                 3.47%
             Manufactures and supplies water supply
             pipes and fittings, installation systems,
             drainage and flushing systems such as
             visible cisterns, and other sanitary
             systems for the commercial and
             residential construction markets.
             (Cost $9,866,934)

    60,000   HOLCIM LTD.
             REGISTERED SHARES                                                   2,794,421                 0.76%
             Produces and markets various building
             materials, in addition to providing consulting
             and engineering services in all areas of the
             cement manufacturing process.
             (Cost $2,587,410)
                                                                           ----------------     -----------------
                                                                                15,581,717                 4.23%


                                       15


                 T H E  S W I S S  H E L V E T I A  F U N D,  I N C.
--------------------------------------------------------------------------------

Schedule of Investments                                        December 31, 2003



  No. of                                                                                                            of Net
  Shares                 Security                                                         Value                     Assets
---------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

FOOD & BEVERAGES - 14.75%

       300   LINDT & SPRUNGLI AG
             REGISTERED SHARES                                                $  2,680,412                 0.73%
             Major manufacturer of premium
             Swiss chocolates.
             (Cost $1,196,399)

   207,000   NESTLE AG2
             REGISTERED SHARES                                                  51,718,617                14.02%
             Largest food and beverage processing
             company in the world.
             (Cost $12,427,540)
                                                                           ----------------     -----------------
                                                                                54,399,029                14.75%

HEALTH CARE - 29.47%

 1,315,000   NOVARTIS AG2
             REGISTERED SHARES                                                  59,702,648                16.18%
             One of the leading manufacturers
             of pharmaceutical and
             nutrition products.
             (Cost $16,301,451)

   306,409   PHONAK HOLDING AG
             REGISTERED SHARES                                                   6,689,341                 1.81%
             Designs and produces wireless analog and
             digital hearing aids, transmitters, remote
             controls, microphones and receivers for
             use in wireless communications within
             broadcasting and sports.
             (Cost $3,226,748)

   420,000   ROCHE HOLDING AG2
             DIVIDENDS RIGHTS CERTIFICATES                                      42,365,070                11.48%
             Worldwide pharmaceutical company.
             (Cost $8,467,363)
                                                                           ----------------     -----------------
                                                                               108,757,059                29.47%

INDUSTRIAL GOODS & SERVICES- 14.06%

 3,274,725   ABB LTD.1,2
             REGISTERED SHARES                                                $ 16,602,002                 4.50%
             The holding company for ABB Group
             which is one of the largest electrical
             engineering firms in the world.
             (Cost $13,260,020)

   254,000   ADECCO SA2
             REGISTERED SHARES                                                  16,327,471                 4.43%
             Leading personnel and temporary
             employment company.
             (Cost $9,106,761)

     2,055   BELIMO HOLDING AG
             REGISTERED SHARES                                                     819,175                 0.22%
             World market leader in damper and
             volume control actuators for ventilation
             and air-conditioning equipment.
             (Cost $450,523)

     4,500   KABA HOLDINGS AG
             BEARER SHARES                                                         909,642                 0.25%
             Provides mechanical and electronic
             security systems.
             (Cost $809,667)

    53,000   KUEHNE & NAGEL INTERNATIONAL AG
             REGISTERED SHARES                                                   6,728,118                 1.82%
             Operates sea freight, land and rail
             transportation businesses and
             warehousing and distribution facilities.
             (Cost $2,734,725)


                                       16
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--------------------------------------------------------------------------------

Schedule of Investments                                        December 31, 2003



  No. of                                                                                                            of Net
  Shares                 Security                                                         Value                     Assets
---------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

INDUSTRIAL GOODS & SERVICES - (CONTINUED)

    16,698   SGS SOCIETE GENERALE DE
             SURVEILLANCE HOLDING SA
             REGISTERED SHARES                                                $ 10,477,177                 2.84%
             Provides a variety of industrial
             inspection, analysis, testing and
             verification services worldwide.
             (Cost $4,295,869)
                                                                           ----------------     -----------------
                                                                                51,863,585                14.06%

INSURANCE - 4.48%

   218,342   CONVERIUM HOLDING AG
             REGISTERED SHARES                                                  11,607,832                 3.15%
             Offers reinsurance services worldwide.
             Provides accident and health,
             automobile, aviation and space, credit and
             surety, general third party liability,
             engineering, e-commerce, intellectual
             property, life, marine, professional liability
             and property, and catastrophe insurance.
             (Cost $10,196,857)

    72,924   SWISS REINSURANCE COMPANY
             REGISTERED SHARES                                                   4,923,513                 1.33%
             Second largest reinsurance company
             in the world.
             (Cost $4,326,225)
                                                                           ----------------     -----------------
                                                                                16,531,345                 4.48%

RETAILERS - 3.97%

   173,208   CHARLES VOEGELE HOLDING AG1
             BEARER SHARES                                                    $ 11,050,019                 2.99%
             Family apparel retailer which focuses
             on the value-for-money segment of the
             market. Operates retail stores in
             Switzerland, Germany, Austria, and the
             Benelux region.
             (Cost $6,704,300)

    24,767   GALENICA HOLDING AG
             REGISTERED SHARES                                                   3,604,657                 0.98%
             Manufactures and distributes prescription
             and over-the-counter drugs, toiletries and
             hygiene products.
             (Cost $3,158,881)
                                                                           ----------------     -----------------
                                                                                14,654,676                 3.97%

TECHNOLOGY - 6.05%

   121,000   KUDELSKI SA1
             BEARER SHARES                                                       3,996,644                 1.08%
             Designs, produces, and distributes
             equipment under the 'Nagra' brand name
             for professional data display in audio
             and visual applications.
             (Cost $3,568,795)

   302,000   LOGITECH INTERNATIONAL SA1,2
             REGISTERED SHARES                                                  13,064,079                 3.54%
             Manufactures personal computer input
             devices, as well as producing trackballs,
             desktop publishing programs and related
             software.
             (Cost $10,951,030)


                                       17
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--------------------------------------------------------------------------------

Schedule of Investments                                        December 31, 2003



  No. of                                                                                                            of Net
  Shares                 Security                                                         Value                     Assets
---------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (CONCLUDED)

TECHNOLOGY - (CONTINUED)

    49,180   MICRONAS SEMICONDUCTOR HOLDING AG1
             REGISTERED SHARES                                                $  2,105,584                 0.57%
             Develops and manufactures a wide range
             of semiconductors and modules used
             by the automotive and consumer goods
             industries.
             (Cost $1,059,179)

   163,540   TEMENOS GROUP AG1
             REGISTERED SHARES                                                   1,176,880                 0.32%
             Provides integrated software for the banking
             sector. Develops, distributes,
             implements, and supports its
             process-oriented real-time enterprise
             software designed for the management of
             administrative tasks in Europe,
             North America, Asia, and the Middle East.
             (Cost $1,112,255)

    14,002   UNAXIS HOLDING AG
             REGISTERED SHARES                                                $  1,984,112                 0.54%
             Provider of systems and IT services,
             including semiconductors, data storage
             and displays, as well as surface
             technology and space applications.
             (Cost $1,527,346)
                                                                           ----------------     -----------------
                                                                                22,327,299                 6.05%

             TOTAL COMMON STOCKS
             (Cost $169,897,545)                                             $ 361,298,999                97.92%

             OTHER ASSETS IN EXCESS OF LIABILITIES                               7,686,647                 2.08%
                                                                           ----------------     -----------------

             NET ASSETS                                                      $ 368,985,646               100.00%
                                                                           ================     =================

--------------------------------------------------------------------------------
1 Non-income producing security.
2 One of the ten largest portfolio holdings.
See Notes to the Financial Statements.

                 T H E  S W I S S  H E L V E T I A  F U N D,  I N C.
--------------------------------------------------------------------------------

Statement of Assets and Liabilities                            December 31, 2003




ASSETS:
    Investments, at value (cost $169,897,545) .......................................                 $ 361,298,999
    Collateral received on securities loaned ........................................                     4,436,250
    Cash ............................................................................                     3,813,606
    Foreign currency (cost $3,322,412) ..............................................                     3,867,350
    Tax reclaims receivable .........................................................                       522,235
    Prepaid expenses and other ......................................................                         2,703
                                                                                          -------------------------
       Total assets .................................................................                   373,941,143
                                                                                          -------------------------

LIABILITIES:
    Payable for securities loaned ...................................................                     4,436,250
    Advisory fees payable (Note 2) ..................................................                       241,994
    Accrued expenses and other ......................................................                       277,253
                                                                                          -------------------------
       Total liabilities ............................................................                     4,955,497
                                                                                          -------------------------

                                                                                          -------------------------
       Net assets ...................................................................                 $ 368,985,646
                                                                                          -------------------------

COMPOSITION OF NET ASSETS:
    Paid in capital .................................................................                   172,318,476
    Distributable earnings
       Undistributed net investment income ...............................      2,594,895
       Accumulated net realized gain from investment transactions ........      2,089,028
       Net unrealized appreciation on investments and foreign currency ...    191,983,247
                                                                        ------------------
       Total distributable earnings .....................................................               196,667,170
                                                                                          -------------------------
    Net assets ..........................................................................             $ 338,985,646
                                                                                          -------------------------

NET ASSET VALUE PER SHARE:
    ($368,985,646 / 24,098,318 shares outstanding) ......................................                   $ 15.31
                                                                                          =========================


--------------------------------------------------------------------------------
See Notes to the Financial Statements.

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                 T H E  S W I S S  H E L V E T I A  F U N D,  I N C.
--------------------------------------------------------------------------------

Statement of Operations                                        December 31, 2003




Investment Income:
     Dividends (less foreign taxes withheld of $643,736) ............................                   $ 3,647,840
     Interest .......................................................................                        65,644
     Securities lending income ......................................................                        36,118
                                                                                          -------------------------
         Total income ...............................................................                     3,749,602
                                                                                          -------------------------

EXPENSES:
     Investment advisory fees (Note 2) ..............................................                     2,509,363
     Professional fees ..............................................................                       446,434
     Directors' fees & expenses .....................................................                       304,229
     Administration fees ............................................................                       238,285
     Custody fees ...................................................................                       104,931
     Printing and shareholder reports ...............................................                        69,015
     Accounting fees ................................................................                        90,658
     Transfer agent fees ............................................................                        53,451
     Miscellaneous ..................................................................                       157,809
                                                                                          -------------------------
         Total expenses .............................................................                     3,974,175
                                                                                          -------------------------
            Expenses in excess of net investment income .............................                      (224,573)
                                                                                          -------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
     Net realized gain from:
         Investment transactions ....................................................                    15,418,356
         Foreign currency transactions ..............................................                     6,289,626
     Net change in unrealized appreciation/depreciation from:
         Investment transactions ....................................................                    84,616,279
         Foreign currency translations ..............................................                    (3,997,843)
                                                                                          -------------------------
     Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency ....                   102,326,418
                                                                                          -------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ..........................................                 $ 102,101,845
                                                                                          =========================


--------------------------------------------------------------------------------
See Notes to the Financial Statements.

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                 T H E  S W I S S  H E L V E T I A  F U N D,  I N C.
--------------------------------------------------------------------------------

Statement of Changes in Net Assets


                                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                                          -------------------------------------------
                                                                                 2003                   2002
---------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets:

OPERATIONS:
     Expenses in excess of net investment income .........................         $ (224,573)            $ (440,676)
     Net realized gain (loss) from:
         Investment transactions .........................................          15,418,356             13,569,040
         Foreign currency transactions ...................................           6,289,626               (940,306)
     Net change in unrealized appreciation/depreciation from:
         Investments .....................................................          84,616,279            (34,167,565)
         Foreign currency ................................................          (3,997,843)             4,579,635
                                                                          --------------------   --------------------
     Net increase (decrease) in net assets from operations ...............         102,101,845            (17,399,872)
                                                                          --------------------   --------------------

DISTRIBUTIONS TO STOCKHOLDERS FROM:
     Net investment income and net realized gains from foreign currency
          transactions ...................................................         (3,470,158)            (1,532,859)
     In excess of net investment income ..................................                  -               (178,799)
     Net realized capital gains ..........................................        (13,579,287)           (13,163,694)
                                                                          --------------------   --------------------
         Total distributions to stockholders .............................        (17,049,445)           (14,875,352)
                                                                          --------------------   --------------------

CAPITAL SHARE TRANSACTIONS:
     Value of shares issued in reinvestment of dividends and distributions          5,961,904                                  -
     Value of shares repurchased through stock buyback ...................         (1,827,374)            (2,361,886)
                                                                          --------------------   --------------------
     Total increase (decrease) from capital share transactions ...........          4,134,530             (2,361,886)
                                                                          --------------------   --------------------
     Total increase (decrease) in net assets .............................         89,186,930            (34,637,110)

NET ASSETS:
     Beginning of period .................................................        279,798,716            314,435,826
                                                                          --------------------   --------------------
     End of period (including undistributed net investment income
         of $2,594,895 and $0, respectively) .............................      $ 368,985,646          $ 279,798,716
                                                                          ====================   ====================


--------------------------------------------------------------------------------
See Notes to the Financial Statements.

                 T H E  S W I S S  H E L V E T I A  F U N D,  I N C.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
                                                    2003            2002          2001         2000         1999
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
    Net asset value at beginning of period ..............   $ 11.82       $ 13.16       $ 17.92      $ 17.52      $ 19.07
                                                          ---------     ---------     ---------    ---------    ---------

INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (expenses in excess
        of income) ......................................     (0.01)        (0.02)        (0.03)       0.001         0.01
    Net realized and unrealized gain (loss)
       on investments2 ..................................      4.24         (0.71)        (4.34)        1.68        (0.60)
                                                          ---------     ---------     ---------    ---------    ---------
    Total from investment operations ....................      4.23         (0.73)        (4.37)        1.68        (0.59)
                                                          ---------     ---------     ---------    ---------    ---------
    Gain from capital share repurchases .................      0.02          0.02          0.06         0.21         0.12
    Capital charge resulting from the issuance
       of fund shares ...................................     (0.06)            -         (0.14)       (0.12)           -
                                                          ---------     ---------     ---------    ---------    ---------

LESS DISTRIBUTIONS:
    Dividends from net investment income and net realized
       gains from foreign currency transactions .........     (0.14)        (0.06)            -            -        (0.03)
    Dividends in excess of net investment income ........         -         (0.01)            -            -            -
    Distributions from net realized capital gains .......     (0.56)        (0.56)        (0.31)       (1.37)       (1.05)
                                                          ---------     ---------     ---------    ---------    ---------
    Total distributions .................................     (0.70)        (0.63)        (0.31)       (1.37)       (1.08)
                                                          ---------     ---------     ---------    ---------    ---------
    Net asset value at end of period ....................   $ 15.31       $ 11.82       $ 13.16      $ 17.92      $ 17.52
                                                          =========     =========     =========    =========    =========
    Market value per share at end of period .............   $ 12.92        $ 9.64       $ 11.00      $ 14.50      $ 13.81
                                                          =========     =========     =========    =========    =========

TOTAL INVESTMENT RETURN3:
    Based on market value per share .....................     41.76%         (4.46)%      (22.10)%     15.06%        (7.06)%
    Based on net asset value per share ..................     37.00%         (6.92)%      (24.94)%     12.11%        (1.09)%

RATIOS TO AVERAGE NET ASSETS:
    Expenses ............................................      1.30%         1.31%        1.39%4        1.16%        1.11%
    Net investment income (expenses in excess
        of income) ......................................     (0.07)%       (0.14)%       (0.23)%      0.01%        0.05%

SUPPLEMENTAL DATA:
    Net assets at end of period (000s) .................. $ 368,986     $ 279,799     $ 314,436    $ 415,315    $ 416,599
    Average net assets during period (000's) ............ $ 306,563     $ 308,018     $ 341,806    $ 422,426    $ 428,072
    Stockholders of record5 .............................       964         1,001         1,067        1,125        1,230
    Portfolio turnover rate .............................        89%           83%           32%          25%          14%

--------------------------------------------------------------------------------
1 Less than $.01 per share.
2 Includes net realized currency gain (loss).
3 Total investment return based on market value differs from total investment return based on net asset value due to changes in the relationship between the Fund's market price and its net asset value per share.
4 The increase in the Fund's expense ratio was attributable to extraordinary expenses in connection with a stockholder's proxy contest for the election of directors and termination of the management contract and defense against a lawsuit against the Fund and its directors plus the impact of a decline in the Fund's net assets.
5 Not audited by Deloitte & Touche LLP.
See Notes to the Financial Statements.

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--------------------------------------------------------------------------------

Notes to Financial Statements

NOTE 1-ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

A. ORGANIZATION
The Swiss Helvetia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, closed-end investment management company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies.

B. VALUATION OF SECURITIES
The Fund values its investments at market value.

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund's net asset value. When valuing equity securities that are not listed or that are listed but have not traded, the Fund uses the mean between the bid and asked prices for that day.

When valuing fixed income securities, the Fund uses the last bid price prior to the calculation of the Fund's net asset value. If a current bid price is not available, the Fund uses the mean between the latest quoted bid and asked prices. When valuing fixed income securities that mature within sixty days, the Fund uses amortized cost.

It is the responsibility of the Fund's Board of Directors (the "Board") to establish fair valuation procedures. When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value. On December 31, 2003, there were no fair valued securities.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as an expense, net of any amount receivable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

D. DISTRIBUTIONS
The Fund pays dividends annually to the extent it has any net investment income and net realized gains from foreign currency transactions and makes distributions of any net realized capital gains to the extent they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code.
Distributions may be paid either in cash or in stock with an option to take cash. The Fund records dividends and distributions on its books on the ex-dividend date.

E. FEDERAL INCOME TAXES
The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

F. SECURITIES LENDING
The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive amounts equivalent to the dividends paid on these securities and to participate in any changes in their market value. For the initial transaction, the Fund requires the borrowers of the securities to establish collateral with the Fund in the form of cash and/or government securities equal to 105% of the value of the securities loaned.

                 T H E  S W I S S  H E L V E T I A  F U N D,  I N C.
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

Subsequent to the initial transaction, the Fund requires the borrowers to maintain collateral with the Fund equal to 100% of the value of the securities loaned. The Fund receives fees as compensation for lending its securities. Either the Fund or the borrower may terminate the securities loan at any time. At December 31, 2003, securities valued at $4,325,850 were on loan to borrowers. For collateral, the Fund received U.S. government securities valued at $4,436,250. Income generated from the program amounted to $36,118 for the fiscal year ended December 31, 2003.

G. FOREIGN CURRENCY TRANSLATION
The Fund maintains its accounting records in U.S. dollars. The Fund determines the U.S. dollar value of foreign currency denominated assets, liabilities and transactions by using prevailing exchange rates. In valuing assets and liabilities, the Fund uses the prevailing exchange rate on the valuation date. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency translations shown on the Fund's financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments in equity securities, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency.

H. ESTIMATES
In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

NOTE 2-FEES AND TRANSACTIONS WITH AFFILIATES
Hottinger Capital Corp. ("HCC"), which is owned jointly by Hottinger U.S., Inc. and Hottinger & Cie (Zurich), is the Fund's advisor (the "Advisor"). The Fund pays the Advisor an annual fee based on its month-end net assets which is calculated and paid monthly at the following annual rates: 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, and 0.50% of such assets in excess of $600 million. For the year ended December 31, 2003, the Fund paid the Advisor $2,509,363 in investment advisory fees. The Fund paid Hottinger & Cie $154,406 in brokerage commissions for the year ended December 31, 2003.

The Fund and the Advisor have agreed to share certain common expenses subject to review and allocation by the Audit Committee (the "Committee") of the Board. The Committee's allocations are based on its determination of the relative benefits the Fund and the Advisor derive from the expenditures. During 2003, the Committee allocated $20,624 of expenses incurred in connection with publicizing the Fund as follows: $10,312 to the Fund and $10,312 to the Advisor.

Certain officers and directors of the Fund are also officers or directors of HCC, Hottinger U.S. Inc., Hottinger & Cie (Zurich) and/or Citigroup Global Transaction Services and its various affiliates (collectively "Citigroup"). These persons are not paid by the Fund for serving in these capacities.

NOTE 3-OTHER FEES
Citigroup provides certain administration and portfolio accounting services to the Fund.

American Stock Transfer & Trust Company is the Fund's transfer agent. The Fund pays the transfer agent an annual fee which is accrued daily and paid monthly.

Swiss American Securities Inc. is the Fund's U.S. custodian. Credit Suisse First Boston is the Fund's Swiss sub-custodian. The Fund pays the custodian and sub-custodian an annual fee.

                 T H E  S W I S S  H E L V E T I A  F U N D,  I N C.
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

The Fund pays each director who is not an interested person (as such term is defined in the Act) of the Fund, its Advisor or Forum Administrative Services, LLC approximately $16,000 per annum in compensation, except for the Chairmen of the Audit Committee and the Governance Committee, who the Fund pays an annual fee of approximately $17,600. In addition, the Fund pays each disinterested director $750 for each directors' meeting attended and $750 for each committee meeting attended, if it is held separately. In addition, the Fund reimburses directors who are not employees of or affiliated with the Advisor for out-of-pocket expenses incurred in conjunction with attendance at meetings.

NOTE 4-CAPITAL SHARE TRANSACTIONS
The Fund is authorized to issue up to 50 million shares of capital stock. HCC owned 113,788 of the 24,098,318 shares outstanding on December 31, 2003. Transactions in capital shares were as follows:

                  For the Year Ended       For the Year Ended
                   December 31, 2003        December 31, 2002
                   -----------------        -----------------
                  Shares      Amount       Shares      Amount
                  ------      ------       ------      ------
Dividends
  Reinvested     597,409    $5,961,904(a)    -            -
Repurchased     (172,100)   (1,827,374)  (219,700)   ( 2,361,886)
                ---------   -----------  ---------   ------------
Net increase
   (decrease)    425,309    $4,134,530   (219,700)   $(2,361,886)
                 =======    ==========   =========   ============

(a) REPRESENTS SHARES ISSUED TO STOCKHOLDERS WHO DID NOT ELECT CASH IN CONJUNCTION WITH A CAPITAL GAINS DISTRIBUTION OF $0.541 PER SHARE PAID JANUARY 14, 2003 TO STOCKHOLDERS OF RECORD ON DECEMBER 19, 2002.

NOTE 5-FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS
At December 31, 2003, accumulated net investment income and accumulated net realized gain (loss) from investments and foreign currency transactions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency transactions.


              Accumulated        Accumulated
        Undistributed Net  Undistributed Net
        Investment Income      Realized Gain
        -----------------      -------------
               $6,289,626        $(6,289,626)

At December 31, 2003, the net unrealized appreciation from investments for those securities having an excess of value over cost (based on cost of $170,447,162 for federal income tax purposes) was $190,851,837. The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

The tax character of distributions paid during 2003 and 2002 was as follows (see page 28 for details):

                              2003          2002
                              ----          ----
Ordinary income           $ 3,470,158   $ 1,532,859
Short-term capital        $ 7,301,790   $   162,657
      gains
Long-term capital
      gains (Pre May 6)   $ 3,265,207   $ 1,289,517
Long-long-term
      capital gains
      (Qualified 5 YR)    $ 2,349,718   $11,890,319
Long-term capital
      Gains (Post May 5)  $   662,572             -

At December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Ordinary income (includes currency gains
     and short-term capital gains)          $4,477,031
Long-term capital gains                     $  756,507
Unrealized appreciation                   $190,851,837

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2003, were $268,863,108 and $243,427,567, respectively.

                 T H E  S W I S S  H E L V E T I A  F U N D,  I N C.
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)

NOTE 6-STOCK REPURCHASE PROGRAM
Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange in 1999 and has continued purchases in each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund's net asset value per share without creating a meaningful adverse effect upon the Fund's expense ratio and realizing capital gains in order to fund the repurchases. The Board has authorized the purchase of up to 500,000 shares in 2004. During the period ended December 31, 2003, the Fund repurchased and retired 172,100 shares at an average price of $10.62 per share (including brokerage commissions) and a weighted average discount of 17.20%. These repurchases, which had a total cost of $1,827,374, resulted in an increase of $373,246 to the Fund's net asset value.

NOTE 7-LITIGATION
On April 2, 2001 and May 8, 2001, two complaints were filed in purported class actions on behalf of stockholders of the Fund, in the Court of Chancery of the State of Delaware, against the Fund, each of its directors and HCC, the Fund's Investment Advisor (collectively, the "defendants"). The complaints in these cases, entitled KIMBERLY KAHN V. PAUL HOTTINGUER ET AL. and CHARLES MILLER V. PAUL HOTTINGUER ET AL., have been voluntarily dismissed by plaintiffs with prejudice pursuant to a settlement agreement that was approved by the Delaware Chancery Court on June 4, 2003. In the opinion of management, the terms of the settlement did not have a material adverse effect on the financial statements of the Fund.

NOTE 8-PROXY VOTING GUIDELINES (UNAUDITED)
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-888-SWISS-00.

                 T H E  S W I S S  H E L V E T I A  F U N D,  I N C.
--------------------------------------------------------------------------------

Independent Auditors' Report

To the Board of Directors and Stockholders of The Swiss Helvetia Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Swiss Helvetia Fund, Inc., including the schedule of investments, as of December 31, 2003, and the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provided a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Swiss Helvetia Fund, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
February 13, 2004

                 T H E  S W I S S  H E L V E T I A  F U N D,  I N C.
--------------------------------------------------------------------------------

Additional Information (Unaudited)

This report is sent to the stockholders of The Swiss Helvetia Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

CODE OF ETHICS
The Board of Directors of the Fund and the Advisor have Adopted Codes of Ethics pursuant to provisions of the Investment Company Act of 1940 (the "Codes"). The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in managing the Fund's portfolio, who help execute the portfolio manager's decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

The fundamental principle of the Codes is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are therefore required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in a manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

Portfolio managers and other individuals with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund effects a trade in the same or a similar security. They are also prohibited from engaging in short term trading of Swiss equity or equity linked securities. Additionally, the Fund's portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity linked securities and other covered individuals must obtain prior clearance before doing so.

Any individual who violates the provisions of the Codes is required to reverse the transaction and to turn over any resulting profits to the Fund. The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

DISTRIBUTIONS
The following information summarizes all distributions declared by the Fund during the year ended December 31, 2003.

                                Record    Payable
Distribution                      Date      Date     Amount
------------                      ----      ----     ------
Long-term Capital Gains          6/4/03   6/13/03    $0.135
Income                          12/15/03  12/29/03   $0.447
Long-Term Capital Gains         12/15/03  12/29/03   $0.125
                                                     ------
     Total Distributions                             $0.707
                                                     ======

The Fund has elected to pass through $.02671 per share to its stockholders as a credit for taxes paid to Switzerland during its fiscal year ended December 31, 2003.

The Fund designates 24.09% of its income distribution for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Tax Information For the Year Ended December 31, 2003 (Unaudited)

The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. The Fund's distributions to stockholders of long-term capital gains included $3,265,207 in connection with the distribution paid June 13, 2003 to stockholders of record on June 4, 2003, and $3,012,290 in connection with the distribution paid December 29, 2003 to stockholders of record on December 11, 2003.

                 T H E  S W I S S  H E L V E T I A  F U N D,  I N C.
--------------------------------------------------------------------------------

Dividend Reinvestment Plan (Unaudited)

THE PLAN
The Fund's Dividend Reinvestment Plan (the "Plan") offers a convenient way for you to reinvest your capital gains distributions and ordinary income dividends in additional shares of the Fund.

Some of the Plan features are:

     o Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares.
     o You will receive shares valued at the lower of the Fund's net asset value or the Fund's market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.
     o Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
     o    You may terminate participation in the Plan at any time.

The following are answers to frequently asked questions about the Plan.

HOW DO I ENROLL IN THE PLAN?
If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

HOW DOES THE PLAN WORK?
Any dividends or distributions you receive will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund's market price and its net asset value per share on the record date of the distribution or dividend, as described below:

     o If the net asset value is greater than the market price (the Fund is trading at a discount), AST as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.
     o If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
     o If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
     o If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund's market price increases to a level above the net asset value, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

WILL THE ENTIRE AMOUNT OF MY DISTRIBUTION OR DIVIDEND BE REINVESTED?
The entire amount of your distribution or dividend will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

HOW CAN I SELL MY SHARES?
You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

DOES PARTICIPATION IN THE PLAN CHANGE THE TAX STATUS OF MY DISTRIBUTIONS OR DIVIDENDS?
No. The distributions and dividends are paid in cash and their taxability is the same as it would be if you received the cash. It is only after the payment that AST reinvests the cash for your account.

                 T H E  S W I S S  H E L V E T I A  F U N D,  I N C.
--------------------------------------------------------------------------------

Dividend Reinvestment Plan (Unaudited) (concluded)

CAN I GET CERTIFICATES FOR THE SHARES IN THE PLAN?
AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

IS THERE ANY CHARGE TO PARTICIPATE IN THE PLAN?
There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST's open market purchases of shares for your Plan account.

HOW CAN I DISCONTINUE MY PARTICIPATION IN THE PLAN?
Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

WHERE CAN I DIRECT MY QUESTIONS AND CORRESPONDENCE? Contact your broker, or contact AST as follows:

         BY MAIL:
              American Stock Transfer and Trust
              Company
              PO Box 922
              Wall Street Station
              New York, NY  10269-0560
         THROUGH THE INTERNET:
              WWW.AMSTOCK.COM
         THROUGH AST'S AUTOMATED VOICE RESPONSE
         SYSTEM:
              1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

                            A SWISS                        THE SWISS
                          INVESTMENTS                 -------------------
                              FUND                         HELVETIA
                                                      -------------------
                                                           FUND, INC.
                                                      -------------------
                                                          www.swz.com








        THE SWISS HELVETIA FUND, INC.
              EXECUTIVE OFFICES
        The Swiss Helvetia Fund, Inc.
         1270 Avenue of the Americas                    ANNUAL REPORT
                  Suite 400                             FOR THE YEAR ENDED
             New York, NY 10020                         DECEMBER 31, 2003
               1-888-SWISS-00
               (212) 332-2760
             http://www.swz.com

ITEM 2. CODE OF ETHICS

As of the end of the period, December 31, 2003, the Swiss Helvetia Fund, Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board has determined that Samuel B. Witt, III, Stephen K. West and Didier Pineau-Valencienne are "audit committee financial experts" and that each such member is "independent" for purposes of this Item.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES - SWISS HELVETIA FUND

(a) The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,000 in 2002 and $34,500 in 2003.

(b) There were no audit-related fees billed to the Registrant in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant to the Registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively the "investment adviser") that are reasonably related to the performance of the audit of the Registrant's financial statements, are not reported under paragraph (a) of this Item 4 and were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this Item 4.

(c) The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning ("Tax Services") were $1,000 in 2002 and $0 in 2003. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

 (d) The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2002 and $17,600 in 2003. These services related to work performed for internal control consulting services.

(e) (1) The Registrant's Audit Committee pre-approves the principal accountant's engagements for audit and non-audit services to the Registrant and non-audit services to the investment adviser on a case-by-case basis as required. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant's independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $1,000 in 2002 and $17,600 in 2003. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) The Registrant's Audit Committee has considered whether the provision of any non-audit services rendered to the investment adviser which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


         The Registrant has delegated voting of proxies in respect of portfolio holdings to its investment adviser, Hottinger Capital Corp. (the "Advisor"), to vote the Registrant's proxies in accordance with Advisor's proxy voting guidelines and procedures. The Advisor has adopted proxy voting guidelines (the "Voting Guidelines") that provide as follows:

o The Advisor votes proxies in respect of a client's securities in the client's best economic interests and without regard to the interests of the Advisor or any other client of the Advisor.

o Unless the Advisor's Proxy Voting Committee (the "Committee") otherwise determines (and documents the basis for its decision) or as otherwise provided below, the Advisor votes proxies in a manner consistent with the Voting Guidelines.

o To avoid material conflicts of interest, the Advisor applies the Voting Guidelines in an objective and consistent manner across client accounts Where a material conflict of interest has been identified and the matter is covered by the Voting Guidelines, the Committee votes in accordance with the Voting Guidelines. Where a conflict of interest has been identified and the matter is not covered by the Voting Guidelines, the Advisor will disclose the conflict and the Committee's determination of the manner in which to vote to the Fund's Audit Committee.

o The Advisor also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client's overall best interests not to vote.

         The Advisor's Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, the Advisor generally will:

o support management in most elections for directors, unless the board gives evidence of acting contrary to the best economic interests of shareholders;

o support option plans, if it believes that they provide for their administration by disinterested parties and provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth out of the company; and

o oppose anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act), or the internal control over financial reporting of its service providers during the last fiscal half year (the registrant's second half year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 10. EXHIBITS.

(a) (1) A copy of the Code of Ethics (Exhibit filed herewith).

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                   SIGNATURES


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

REGISTRANT        SWISS HELVETIA FUND, INC.


BY      /S/ RUDOLF S. MILLISITS
        ______________________________

        RUDOLF S. MILLISITS, TREASURER

DATE          February 27, 2004
             _________________________


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE INVESTMENT COMPANY ACT OF 1940, THIS REPORT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT AND IN THE CAPACITIES AND ON THE DATES INDICATED.


BY      /S/ RODOLPHE E. HOTTINGER
        _______________________________
         RODOLPHE E. HOTTINGER, PRESIDENT

DATE             February 23, 2004
              _________________________


BY      /S/ RUDOLF S. MIILISITS
        _______________________________
         RUDOLF S. MILLISITS, TREASURER

DATE             February 27, 2004
              _________________________